Supplement dated May 22, 2023 to the Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus dated May 1, 2023 for the

Pacific Advisory Variable Annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We", "us", or "our" refer to Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (833) 455-0901 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

In the Initial Summary Prospectus, Statutory Prospectus and Updating Summary Prospectus:

Item 2 in the table that reflects the minimum and maximum Investment Options (Fund fees and expenses) in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT (Ongoing Fees and Expenses (annual charges)) section is deleted and replaced with the following:
ANNUAL FEES	MINIMUM	MAXIMUM
2. Investment Options (Fund fees and expenses)	0.03%[2]	1.23%[2]

The table that reflects the lowest and highest cost you could pay each year based on current charges in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT (Ongoing Fees and Expenses (annual charges)) section is deleted and replaced with the following:

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.
Lowest Annual Cost: $457.97	Highest Annual Cost: $3,999.25

In the Initial Summary Prospectus and Statutory Prospectus:

The table showing the minimum and maximum total annual operating expenses and the examples in the Annual Fund Operating Expenses section is deleted and replaced with the following:

Annual Fund Expenses
	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.03%	1.23%

Examples

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assume that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Example does not account for withdrawals from your Contract Value or other assets to pay advisory fees. If these were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

•  If you surrendered or annuitized your Contract at the end of the applicable time period, or left your money in your Contract:
1 Year	3 Years	5 Years	10 Years
$4,609	$14,261	$24,475	$52,336

Form No. PAVANY0523